Fair Value Accounting	12 Months Ended
Dec. 31, 2016
Fair Value Accounting
Note 7. Fair Value Accounting

Fair value measurement is based on a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value which are:

Level 1 - Quoted prices that are available in active markets for identical assets or liabilities.

Level 2 - Quoted prices in active markets for similar assets that are observable.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company’s cash is measured at fair value using Level 1 inputs.